UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 10, 2015

SANGAMO BIOSCIENCES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-30171 68-0359556

(Commission File Number) (IRS Employer Identification No.)

501 Canal Blvd, Suite A100 Richmond, California 94804

(Address of Principal Executive Offices) (Zip Code)

(510) 970-6000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 10, 2015, Sangamo BioSciences, Inc. issued a press release announcing its financial results for the quarter and twelve months ended December 31, 2014. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 5.08. Shareholder Director Nomination.

On February 10, 2015, Sangamo BioSciences, Inc. (the “Company”) announced that the Company will hold its 2015 Annual Meeting of Stockholders (the “Annual Meeting”) on June 22, 2015. Because the new Annual Meeting date has advanced by more than 30 days from the anniversary date of the Company’s 2014 Annual Meeting of Stockholders (the “2014 Annual Meeting”), in accordance with Rule 14a−5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is informing stockholders of such change.

Because the Annual Meeting will be held more than 30 days from the anniversary date of the 2014 Annual Meeting, the deadline for stockholder nominations or proposals for consideration at the Annual Meeting set forth in the Company’s 2014 Proxy Statement no longer applies. Accordingly, if a stockholder intends to nominate a candidate for election to the Board or to propose other business for consideration at the Annual Meeting to be included in the Company’s proxy statement relating to the Annual Meeting (including a proposal made pursuant to Rule 14a−8 promulgated under the Exchange Act, and any notice on Schedule 14N) must be received by the Company at its principal executive offices no later than the close of business on February 20, 2015. In addition, the proxy solicited by the Board of Directors for the Annual Meeting will confer discretionary authority to vote on any stockholder proposal presented at the Annual Meeting if the Company does not receive notice of such proposal prior to February 20, 2015.

In addition, pursuant to the Company’s Amended and Restated Bylaws, any stockholder who intends to present a proposal at the Annual Meeting outside of the process provided by Rule 14a-8 of the Exchange Act must provide the Company with notice of any such proposal no later than the close of business on February 20, 2015. All stockholder proposals must comply with applicable Delaware law, the rules and regulations promulgated by the Securities and Exchange Commission, and the Company’s Amended and Restated Bylaws.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit No.

99.1             Press Release Issued February 10, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: February 10, 2015
SANGAMO BIOSCIENCES, INC.

	By:	/s/ EDWARD O. LANPHIER II
Edward O. Lanphier II
President, Chief Executive Officer